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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                NOVEMBER 21, 2006

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                      IRONCLAD PERFORMANCE WEAR CORPORATION
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


        0-16075                                           95-4762694
(Commission File Number)                       (IRS Employer Identification No.)

                           2201 PARK PLACE, SUITE 101
                              EL SEGUNDO, CA 92045
                         (Address of Principal Executive
                              Offices and zip code)

                                 (310) 577-5820
              (Registrant's telephone number, including area code)




                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On November 21, 2006, we entered into an amendment (the "AMENDMENT") to our Factoring Agreement with Wells Fargo Century, Inc. ("WELLS FARGO") dated
September 15, 2006 (the "FACTORING AGREEMENT"). A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

         Pursuant to the terms of the Factoring Agreement, we agreed to assign and sell to Wells Fargo, as factor, our accounts receivable on a going-forward basis (our "Receivables"). At our request, Wells Fargo may, in its discretion, make advances to us on the purchase price of Eligible Receivables (as defined in the Factoring Agreement). Pursuant to the Amendment, Wells Fargo may also, in its discretion, make advances to us on the value of our Eligible Inventory (as defined in the Amendment). The Amendment further provides that the maximum amount of advances made on our Eligible Receivables and Eligible Inventory is equal to the lesser of (a) Three Million Dollars ($3,000,000), or (b) the sum of
(i) eighty-five (85%) of the net amount of our Eligible Receivables and (ii) 50% of the value of our Eligible Inventory (which amount shall not exceed the lesser of $1,000,000 and the net amount of our Eligible Receivables).

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.


         (c)      Exhibits:

                  EXHIBIT
                  NUMBER   DOCUMENT
                  -------  --------
                  10.1     Amendment  Number One to  Factoring  Agreement by and
                           between  Ironclad  Performance  Wear  Corporation and
                           Wells Fargo  Century,  Inc.,  effective  November 21,
                           2006.


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          IRONCLAD PEFORMANCE WEAR CORPORATION



       Date: November 28, 2006        By: /s/ Thomas E. Walsh
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                                          Thomas E. Walsh
                                          President and Chief Executive Officer


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